FLUENT

Accelerating Growth for the World's Leading Brands



Forward-looking statements

Forward-Looking Statements Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements speak only as of the date hereof and are based on the Company's current plans and expectations. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve a number of known and unknown uncertainties and risks, many of which are beyond the Company's control.

These factors include those contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2024, ("2024 Form 10-K") including without limitation, those discussed in Item 1A. "Risk Factors" in Part IA. of the 2024 Form 10-K, and other filings we make with the Securities and Exchange Commission (the "SEC"). You are cautioned not to place undue reliance on forward-looking statements when evaluating the information presented herein, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results or expectations.

Non-GAAP Financial Measures

This presentation contains "non-GAAP financial measures," which are adjusted financial measures that are not calculated and presented in accordance with generally accepted accounting principles in the United States, or "GAAP." We present non-GAAP measures, such as Media Margin Adjusted EBITDA, and adjusted net income (loss) and ratios based on these financial measures, herein as supplemental measures of our financial and operating performance because our management believes that such information provides useful information to investors about our operating performance.

Non-GAAP financial measures do not have any standardized meaning and are, therefore, unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. For reconciliations of the non-GAAP financial measures used in this presentation to the most comparable GAAP measures, please see the Appendix to this presentation.

FLUENT is driving growth in the commerce media industry by helping **advertisers connect** with **high-value consumers** & media partners to **unlock new revenue**

FLUENT

Emerging Innovator in Commerce Media Solutions

Why Fluent?

Established Brand with Acquisition Expertise	**Deep industry relationships** among key media partners and advertisers including **Rebuy Ads *powered by Fluent* on the Shopify platform, paired with our performance marketing expertise, enhance our credibility** in the rapidly growing commerce media sector.
Growth Fueled by Proprietary Data	**Focused on rapidly growing commerce media sector leveraging our existing first-party data as a backbone** to fuel personalized, data-driven consumer relationships with an identity graph.
Strong Growth Potential Through Curated Approach	Our approach of **combining deep consumer insights with high-ROI marketing solutions, creates significant growth opportunities** making us a **critical partner across the customer journey** in digital advertising.
Elevating Performance with Industry-Leading Technology	Enhancing products with **AI-driven algorithms** and **optimization tools** to **boost ad relevance and conversions** and stay competitive in commerce media.

Monetization & Acquisition at Scale

Advertisers:

- Extend marketing reach with incremental ad inventory
- Increase engagement and customer conversion with robust audience targeting capabilities
- Drive enhanced campaign performance

Media Partners:

- Enrich customer experience
- Power Incremental revenue streams
- Drive customer loyalty

FLUENT



Supply
High intent customers
Incremental ad inventory
FLUENT
$
$
Media Partners
Further engage and monetize the customer journey with scalable technology solutions
Advertisers
Reach incremental high-intent audiences across Fluent's commerce media network
Demand



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Commerce Media is a Superior Digital Advertising Model Driving Favorable Economics

What is Commerce Media?

Commerce media **leverages first-party data and digital inventory** from media partners to **enrich customer experiences above and beyond traditional advertising**, driving scalable revenue **in a privacy-focused data-driven environment**

Benefits for Fluent

- Integrated Technology
- Long-term Contracts
- Favorable Revenue Share
- Enhanced Predictability

Emerging Commerce Media Opportunity is Significant

Fluent's Commerce Media Solutions annual run rate[1] currently exceeds $65 million as segment continues to scale aggressively

Legacy Owned & Operated Marketplace

$100B+[2]

The Commerce Media market is **expected to grow to $100 billion over the next five years** and account for more than **25% of digital media spending by 2026**

[1] Annual Revenue Run Rate is an operating metric defined in Fluent's Form 8-K, filed May 15, 2025
[2] BCG; *How Retail Media is Reshaping Retail*

Commerce Media Solutions is Driving a Strategic Shift in Revenue and Margin Composition

FLUENT



Commerce Media Solutions Revenue and Gross Margin (1)
Revenue (millions)
20.0
15.0
10.0
5.0
-214%
-47%
8%
16%
29%
28%
31%
37%
22%
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25



Business Segment Revenue as a Percentage of Total Revenue
1Q23
18%
82%
1Q24
10%
22%
68%
1Q25
21%
23%
56%
Commerce Media Solutions
O&O
Other

- Commerce Media Solutions has achieved substantial growth since Q1'23 launch
- Seasonality typically drives a weaker front half and stronger fourth quarter
- Expect Commerce Media Solutions to be a key driver of consolidated revenue growth and incremental margin enhancement
- Commerce Media Solutions continues to represent a larger portion of Fluent's total revenue and at higher gross margin

[1] Gross margin percentages shown are Commerce Media Solutions or all other revenue less applicable cost of revenue (exclusive of depreciation and amortization), divided by the applicable revenue.

Leveraging Commerce Media Solutions Across High-Growth Industries

Fluent works with enterprise advertisers and media partners to monetize customers across diverse markets

Targeting triple-digit growth in 2025 with **new verticals** expected to drive **enhanced opportunities in commerce media**

Established Media Partners

Fanatics
vividseats
BARNES&NOBLE COLLEGE
Bealls Florida
HyVee
belk
Hammacher Schlemmer

New Verticals for Expansion:

- Travel
- Finance
- Entertainment

Launch of Rebuy Ads Powered by Fluent on Shopify Represents Significant Commerce Media Opportunity

Strategic partnership provides post-purchase advertising for merchants on the Shopify platform

- Rebuy Engine generates over **$1 billion in new revenue** for **12,000+ active merchants** each year
- Fluent to **gain access to new audiences** via Rebuy Engine's **extensive merchant network on the Shopify platform**
- Innovative model ensures **high-value, risk-free opportunity for merchants**
- Expected to **drive rapid adoption and engagement** within the **Rebuy Engine merchant community and Shopify platform**

REBUY

Our Commerce Media Solutions Provide Multiple Touchpoints for Media Partners and Advertisers

FLUENT

Home Page
Sponsored content welcomes and engages customers

Window Shopping
Pop-up offers incentivize customers to act/make buying decisions

Shopping Cart
Provide cross selling opportunities during product selection

Checkout
Upsell during the purchasing moment by providing targeted offers

Post Checkout
Present additional relevant offers when customer is in buying mode

CRM
Continue engaging with the customer beyond the sale builds loyalty

Partners and advertisers monetize customers by interacting at multiple key touchpoints throughout the buying journey from discovery to after the final sale

Established Owned & Operated Business Provides Competitive Advantage

- 14 years at the forefront of customer acquisition
- Proven marketing experience with Tier-1 brands focused on driving measurable results
- Extensive first-party database of customer insights and behaviors
- Industry-leading technology and AI solutions ensure optimal ad delivery

These advantages can be **leveraged across Fluent's new high-growth Commerce Media Solutions**

Precision Targeting Powered by First-Party Data and AI

Fluent's AI leverages millions of consumer profiles to drive 1:1 ad personalization, boosting conversions and return on ad spend (ROAS) for leading brands

AI-driven models analyze **rich first-party data**, delivering highly **personalized ads** that resonate with individual consumers

Predictive algorithms **identify customer intent**, ensuring ads **reach the right audience at the perfect moment**

Continuous optimization of click-through and conversion metrics **enhances ad impact and relevance**

Intelligent **bidding adapts in real-time** to maximize return on ad spend (ROAS) for Fluent's clients



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FLUENT

Media Partner Case Study:

How a Major Sportswear Retailer **Increased Ad Revenue** Per Session by **35%**

Client Objective

Deliver an improved post-checkout experience and encourage additional consumer spending

Solution

Sourced a broad range of relevant advertisers that fit stringent media partner criteria and complemented the professional sports league partnerships the media partner works with to deliver targeted ads and experiences in the post-transaction moment

Results

27% Increase in LTV for its Advertisers*

35% Increase in Revenue Per Session*

Zero Negative Customer Feedback

*Vs Prior Solution



Advertiser Case Study:

Casual Mobile Gaming Developer **Exceeds ROAS Goals by 30%** with Fluent's User Acquisition Solutions

Client Objective

Maximize return on ad spend for mobile game developer target user acquisition for its applications

Solution

Leverage Fluent's industry expertise and and customer and extensive first-party database to acquire new users, increase application installations, and drive a higher ROAS for the advertiser

Results

+30% Above Target Return On Ad Spend

650% Quarter over Quarter Increase in Installs

+89% Total New Users

FLUENT

Strengthened Financial Model Provides Foundation for Growth

2016 – 2024



400
350
300
250
200
150
100
50
0
12% CAGR 2016 – 2022
2016 2017 2018 2019 2020 2021 2022 2023 2024
$ in Millions
ANNUAL REVENUE

2023 – 2024

- O&O business impacted by FTC compliance and industry headwinds
- **Leveraging existing extensive first party data, relationships and experience** from the legacy O&O business
- Revenue shift to **higher margin, higher growth commerce media**

2025 – 2026

- **Margin expansion and enhanced operational performance** supported by growth of Commerce Media Solutions
- Ongoing expense discipline contributing to growth and **enhanced profitability**
- **Continued growth** and **shift of business mix** to Commerce Media **expected to drive enhanced enterprise value and positive adjusted EBITDA**

Capital Structure and Balance Sheet Summary

Cap Table As of May 16, 2025

Common Shares Outstanding:	24,724,654 (1)
Restricted Stock Units:	638,241
Options: ($16.35 WAEP)	331,667
Common Stock Warrants: (held by insiders and affiliates)	1,829,956 (2)
Convertible Notes: (held by insiders and affiliates)	746,559 (3)
Fully Diluted Shares Outstanding:	28,271,077

Balance Sheet ($000s) As of March 31, 2025

Cash and Cash Equivalents:	$4,828
Total Assets:	$37,019
Total Debt Principal (excluding convertible notes above):	$21,801
Total Liabilities:	$55,459
Shareholders' Equity:	$22,035

[1] Includes 4,080,994 pre-funded warrants held by related parties, including certain directors and officers
[2] Issued on May 15, 2025, in connection with the pre-funded warrants, have an exercise price of $2.20 and none have been exercised
[3] Convertible notes of $2.05 million plus accrued interest assuming settlement as of May 16, 2025, share price of $3.01 (ceiling)

Directors and Officers holdings represent 37% of fully diluted share count

Management alignment with shareholder interests

44% institutional holdings

FLUENT

Summary

Fluent is Building A Stronger Business with a Heightened Focus on the Rapidly Growing Commerce Media Market

- **Commerce Media is a higher-margin business** with **reliable revenue streams** driving more **predictable and sustainable results**
- Commerce media leverages **long-term contracts, integrated technology**, and a **favorable revenue-sharing structure**
- **Leveraging deep industry connections** built by legacy O&O business to **establish leadership position in the Commerce Media industry**
- **Anticipate enhanced profitability** supported by **margin expansion** and **diligent expense management**


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